Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of February 28, 2011 is entered into by and among WCA Waste Corporation, a Delaware corporation (the “Company”), EWS Holdings, LLC, a Delaware limited liability company (“EWS Holdings”), and any Permitted Transferee (as defined below) who may become a party hereto from time to time by executing and delivering a joinder to this Agreement in form reasonably acceptable to the Company (together with EWS Holdings, each a “Stockholder” and collectively, the “Stockholders”). Capitalized terms used, but not otherwise defined herein, shall have their respective meanings in the Purchase Agreement (as defined below).
RECITALS
     WHEREAS, the Company is entering into this Agreement as a condition to the closing of the transactions contemplated by the Amended and Restated Equity Interest Purchase Agreement (the “Purchase Agreement”) with WCA Waste Systems, Inc., a Delaware corporation (“WCA Sub”), EWS Holdings, WRH Gainesville, LLC, a Florida limited liability company (“WRH Gainesville”), WRH Gainesville Holdings, LLC, a Florida limited liability company (“WRH Gainesville Holdings”), WRH Orange City, LLC a Florida limited liability company (“WRH Orange City”), EWS Central Florida Hauling, LLC, a Florida limited liability company (“EWS CF”), MacLand Holdings, Inc., a Delaware corporation (“MacLand Holdings”), MacLand Disposal Center, Inc., a Mississippi corporation (“MacLand I”), MacLand Disposal Inc. II, a Mississippi corporation (“MacLand II”), and Emerald Waste Services, LLC, a Florida limited liability company (“EWS”), pursuant to which the Company will issue to EWS Holdings at the Closing an aggregate of 2,409,639 shares (the “Closing Shares”) of common stock of the Company, par value $0.01 per share (“Common Stock”); and
     WHEREAS, the Company and EWS Holdings desire to provide for certain arrangements with respect to the registration of the Registrable Shares (as defined below) under the Securities Act (as defined below).
AGREEMENT
     NOW, THEREFORE, in consideration of the issuance of the Common Stock pursuant to the Purchase Agreement and the other promises contained therein, and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Certain Definitions. Unless otherwise specified, all references to “days” shall be deemed to be references to calendar days. For purposes of this Agreement, the following terms shall have the following respective meanings:
     “Board of Directors” means the board of directors of the Company.
     “Business Day” means any day that is not Saturday, Sunday or other day when banks are required or permitted to be closed in the State of Delaware.

     “Commission” means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.
     “Company Subsidiary” means any corporation, partnership, trust, limited liability company or other non-corporate business enterprise in which the Company (or another Company Subsidiary) holds stock or other ownership interests representing (a) more than fifty percent (50%) of the voting power of all outstanding stock or ownership interests of such entity or (b) the right to receive more than fifty percent (50%) of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.
     “Indemnified Party” means a party entitled to indemnification pursuant to Section 3.3.
     “Indemnifying Party” means a party obligated to provide indemnification pursuant to Section 3.3.
     “Other Registration Rights Agreements” means any agreement in existence as of the date of this Agreement granting registration rights to any other Person with respect to any securities of the Company.
     “Permitted Transferee” means any equity holder of EWS Holdings or any affiliate, stockholder or member of such equity holder of EWS Holdings.
     “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.
     “Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
     “Registrable Shares” means (a) the Closing Shares and (b) any other shares of Common Stock issued in respect of such Closing Shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act. Notwithstanding anything to the contrary herein, the Closing Shares (or any other shares of Common Stock issued in respect of such Closing Shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events)) held by any Stockholder shall constitute Registrable Shares only upon the release of such Closing Shares from any escrow provisions in the Purchase Agreement.

     “Registration Expenses” means all expenses incurred by the Company in complying with the provisions of this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company, state blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Stockholders’ own counsel (other than the counsel selected by the Requesting Stockholders’ Majority to represent all Selling Stockholders).
     “Registration Statement” means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration relating solely to employee benefit plans or a transaction pursuant to Rule 145 of the Securities Act).
     “Requesting Stockholders’ Majority” means, at any time, the Stockholders holding a majority of the Registrable Shares held by all Stockholders at such time.
     “Rule 144” means such rule promulgated under the Securities Act (or any successor provision) by the Commission, as the same shall be amended from time to time, or any successor rule then in force
     “Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.
     “Selling Stockholder” means any Stockholder owning Registrable Shares included in a Registration Statement.
     2. Piggyback Registrations.
          2.1 Right to Piggyback. Whenever the Company proposes to register any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash pursuant to a Registration Statement and the registration form to be used may be used for the registration of Registrable Shares (a “Piggyback Registration”), the Company will give prompt written notice to all Stockholders of its intention to effect such a registration. Upon the written request of a Stockholder or Stockholders given within twenty (20) days after the Company provides such written notice and, subject to the terms of Section 2.2 and 2.3, the Company shall cause to be included in such registration (and in all related registrations or qualifications under blue sky laws and in compliance with other registration requirements and in any related underwriting) all Registrable Shares that the Company has been requested by such Stockholder or Stockholders to be registered under the Securities Act; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.1 without any cost or obligation to any Stockholder.
          2.2 Priority on Primary Piggyback Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriter(s) advise the Company in writing that in their good faith opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, then the Company shall include in such registration only that number of securities which in the opinion of such underwriters can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, with priority for inclusion to be determined as follows: (i) first, the securities the Company proposes to sell, (ii) second, any securities requested to be included therein by any holders who have piggyback registration rights under any Other Registration Rights Agreement and the Registrable Shares requested by each Selling Stockholder to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, pro rata among the holders of such securities on the basis of the number of such securities owned by each such holder and (iii) third, any other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.
          2.3 Priority on Secondary Piggyback Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities other than any Stockholder, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, then the Company shall include in such registration only that number of securities which in the opinion of such underwriters can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, with priority for inclusion to be determined as follows: (i) first, the securities requested to be included therein by the holders requesting such registration pursuant to a demand registration right under any Other Registration Rights Agreement, (ii) second, the Registrable Shares requested by each Selling Stockholder to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, pro rata among the Selling Stockholders on the basis of the number of Registrable Shares owned by each such Selling Stockholder, and (iii) third, any other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.
     3. Registration Procedures. Whenever any of the Stockholders have requested that any Registrable Shares be registered pursuant to this Agreement, in order to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall:
               (a) prepare and file with the Commission a Registration Statement (provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to one legal counsel selected by the Requesting Stockholders’ Majority copies of all such documents proposed to be filed, which documents shall be subject to the review and reasonable comments of such counsel), with respect to such Registrable Shares and use its best efforts to (i) cause that Registration Statement to become effective as soon as practicable, (ii) keep such registration statement effective until the distribution contemplated in the Registration Statement has been completed and (iii) promptly notify each Selling Stockholder of the effectiveness of each Registration Statement filed hereunder;
               (b) prepare and promptly file with the Commission any amendments and supplements to the Registration Statement and the prospectus used in connection therewith and such free writing prospectuses under Rule 433 under the Securities Act (each, a “Free Writing Prospectus”) included in the Registration Statement as may be necessary to keep such Registration Statement effective for a period ending when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the Selling Stockholders thereof as set forth in such Registration Statement, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Selling Stockholders thereof set forth in such Registration Statement
               (c) furnish to each Selling Stockholder such reasonable number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus), each Free-Writing Prospectus and such other documents in conformity with the requirements of the Securities Act and as each such Selling Stockholder may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Selling Stockholder;
               (d) notify each Selling Stockholder at any time during which a Prospectus relating to the offering of the Registrable Shares is required to be delivered under the Securities Act (and until the closing of the offering of any shares thereby) of the occurrence of any event as a result of which any Prospectus contains an untrue statement of material fact, or omits any material fact necessary to make the statements that were made not misleading in light of the circumstances under which they were made, and at the request of any Selling Stockholder, use reasonable best efforts to promptly prepare and file with the Commission a supplement or amendment to such Prospectus so that, as thereafter supplemented and/or amended, such Prospectus will not contain an untrue statement of material fact, or omit any material fact necessary to make the statements that were made not misleading in light of the circumstances under which they were made;
               (e) use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or blue sky laws of such states as any Selling Stockholder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Stockholder to consummate the disposition in such states of the Registrable Shares owned by such Selling Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (e) to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to amend its organizational documents in a manner that the Board of Directors determines is inadvisable

               (f) cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;
               (g) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement;
               (h) make available for inspection by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such Selling Stockholder, underwriter, attorney, accountant or agent in connection with such Registration Statement;
               (i) notify each Selling Stockholder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;
               (j) promptly notify each Selling Stockholder of any (i) request by the Commission for any amendment or supplement to the Prospectus or for any additional information, (ii) notification to the Company by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or (iii) receipt by the Company from the Commission or any state securities authority of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the applicable securities or blue sky laws of any jurisdiction and in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or the issuance of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Shares included in such Registration Statement for sale in any jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;
               (k) in connection with any underwritten public offering, enter into and perform such customary agreements (including underwriting agreements in customary form) and use its best efforts to take all such other actions as the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Shares, (ii) provide to the underwriters a legal opinion of the Company’s outside counsel, dated the date of the closing under the underwriting agreement, with respect to the Registration Statement (as amended or supplemented), the Prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature, which opinion shall be addressed to such underwriters, and (iii) obtain for the underwriters a cold comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as such underwriters reasonably request;

               (l) take all reasonable actions to ensure that any Free-Writing Prospectus prepared by or on behalf of the Company in connection with any Demand Registration or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
               (m) cooperate with the holders of Registrable Shares covered by the Registration Statement and the managing underwriters or agents, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Shares to be sold under the Registration Statement and enable such securities to be in such denominations and registered in such names as the managing underwriters, or agents, if any, or such holders may request; and
               (n) cooperate with each holder of Registrable Shares covered by the Registration Statement and each underwriter or agent participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with Financial Industry Regulatory Authority (or successor thereto).
          3.2 Allocation of Expenses. The Company will pay all Registration Expenses for all registrations under this Agreement, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto.
          3.3 Indemnification and Contribution.
               (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless to the fullest extent permitted by law each Selling Stockholder, each underwriter of such Registrable Shares, and each other person, if any, who controls or is affiliated with such Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses of one legal counsel for all Selling Stockholders), joint or several, to which such Selling Stockholder, underwriter or controlling or affiliated person may become subject under the Securities Act, the Exchange Act, state securities or blue sky laws or otherwise, insofar as such losses, claims, damages, liabilities or expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses of one legal counsel for all Selling Stockholders) arise out of, are based upon or are directly related to (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or Prospectus contained in the Registration Statement, any Free Writing Prospectus, or any amendment or supplement to any of the foregoing, (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the Registration Statement, preliminary prospectus, Prospectus or Free Writing Prospectus, or any such amendment or supplement, or the offering contemplated thereby; and the Company will promptly reimburse such Selling Stockholder, underwriter and each such controlling or affiliated person for any legal or any other expenses reasonably incurred by such Selling Stockholder, underwriter or controlling or affiliated person in connection with investigating or defending any such loss, claim, damage, liability or expense (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses of one legal counsel for all Selling Stockholders); provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus, Prospectus or Free Writing Prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder, underwriter or controlling or affiliated person specifically for inclusion therein; provided, further, however, that in the event that a court of competent jurisdiction decides against any such allegations of untrue statements or omissions of a material fact, the Company shall be reimbursed for any amounts previously paid hereunder with respect to such allegations.
               (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not jointly, will indemnify and hold harmless to the fullest extent permitted by law the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses), joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or blue sky laws or otherwise, insofar as such losses, claims, damages, liabilities or expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) arise out of, are based upon or directly related to (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus, Prospectus or Free Writing Prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if and to the extent (and only to the extent) that the statement or omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by such Selling Stockholder specifically for inclusion in such Registration Statement, preliminary prospectus, Prospectus, amendment, supplement or Free Writing Prospectus; provided, however, that the obligations of a Selling Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Selling Stockholder of Registrable Shares sold in connection with such registration; provided, further, however, that in the event that a court of competent jurisdiction decides against any such allegations of untrue statements or omissions of a material fact, such

Selling Stockholders shall be reimbursed for any amounts previously paid hereunder with respect to such allegations.
               (c) Each Indemnified Party shall give notice to the Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld, conditioned or delayed); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3.3 except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall pay such expense if the Indemnified Party reasonably concludes, after being advised by legal counsel in writing, that representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.
               (d) In order to provide for just and equitable contribution in circumstances for which the indemnification provided for in this Section 3.3 is due in accordance with its terms, but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and each Selling Stockholder, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Selling Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or a Selling Stockholder and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 3.3(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party connection with investigating or, except as provided in Section 3.3(c), defending any such action or claim. Notwithstanding the provisions of this Section 3.3(d), (i) in no case shall any one Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Registrable Shares and (ii) the Company shall be liable and responsible for any amount in excess of the amount of any Selling Stockholder liability referred to in (i) above; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 3.3(d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 3.3(d). No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.
               (e) The indemnification and contribution provided for under this Agreement shall be in addition to any other rights to indemnification and contribution that any Indemnified Party may have pursuant to law or contract and shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling Person of such Indemnified Party and shall survive the transfer of securities.
               (f) The rights and obligations of the Company and the Selling Stockholders under this Section 3.3 shall survive the termination of this Agreement.
          3.4 Information by Holder. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.
          3.5 Cooperation by Holder. The right of any Stockholder to include its Registrable Shares in any underwritten registration pursuant to this Agreement shall be conditioned upon (i) such Stockholder’s participation in such underwriting on the terms set forth herein and (ii) all Stockholders including Registrable Shares in such underwritten registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters selected for the underwriting by the Company. If any Stockholder who has requested inclusion of its Registrable Shares in such underwritten registration, as provided in this Agreement, disapproves of the terms of the underwriting, such person may elect, by written notice to the Company, to withdraw its shares from such Registration Statement and underwriting.

          3.6 Confidentiality of Notices. Any Stockholder receiving any written notice from the Company regarding the Company’s plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.
          3.7 Rule 144 Requirements. The Company agrees to:
               (a) make and keep current public information about the Company available, as those terms are understood and defined in Rule 144;
               (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and
               (c) furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.
          3.8 Form S-3. The Company will use its commercially reasonable efforts to maintain its eligibility to file a Registration Statement on Form S-3 with the Commission until such time as the Company’s obligations to register the Registrable Shares under this Agreement have been terminated pursuant to Section 3.9.
          3.9 Termination. All of the Company’s obligations to register Registrable Shares under Section 2.1 shall terminate upon the earlier of (a) five (5) years following the date of this Agreement or (b) the date on which no Stockholder holds any Registrable Shares.
     4. General.
          4.1 No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Shares in this Agreement.
          4.2 Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.
          4.3 Rights Cumulative; Waiver. The rights and remedies of each Stockholder and the Company under this Agreement shall be cumulative and not exclusive of any rights or remedies which either would otherwise have hereunder or at law or in equity or by statute, and no failure or delay by either party in exercising any right or remedy shall impair any such right or remedy or operate as a waiver of such right or remedy, nor shall any single or partial exercise of any power or right preclude such party’s other or further exercise or the exercise of any other power or right. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach, and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party’s rights or privileges hereunder or shall be deemed a waiver of such party’s rights to exercise the same at any subsequent time or times hereunder.
          4.4 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.
          4.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without reference to the conflicts of law provisions thereof), as to all other matters.
          4.6 Notices. All notices, requests, demands and other communications required or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, fax or air courier guaranteeing delivery:

If to the Company:	WCA WASTE CORPORATION 1 Riverway, Suite 1400 Houston, TX 77056 Attn: Tom J. Fatjo, III Phone: (713) 292-2400 Fax: (713) 292-2455

With a copy to:	ANDREWS KURTH LLP 600 Travis Suite 4200 Houston, Texas 77002 Attn: Jeff C. Dodd Phone: (713) 220-4200 Fax: (713) 220-4285
     or to such other person or address as the Company shall furnish to the Stockholders in writing;
     If to the Stockholders, to the address listed opposite each such Stockholders’ name on Exhibit A hereto, or to such other person or address as the Stockholders shall furnish to the Company in writing, and with a copy to:

KATTEN MUCHIN ROSENMAN LLP 525 West Monroe Street Chicago, Illinois 60661 Attn: Michael W. Jones, Esq. Phone (312) 902-5358 Fax: (312) 577-4492
     All such notices, requests, demands and other communications shall be deemed to have been duly given: at the time of delivery by hand, if personally delivered; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed domestically in the United States (and seven (7) Business Days if mailed internationally); when answered back, if telexed; when receipt acknowledged, if telecopied; and on the Business Day for which delivery is guaranteed, if timely delivered to an air courier guaranteeing such delivery.
          4.7 Complete Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.
          4.8 Successors, Assigns and Transferees. This Agreement shall not be assignable or otherwise transferable by any Stockholder without the prior written consent of the Company, except for the assignment or transfer of this Agreement along with the transfer of any Registrable Shares covered hereby to any affiliate, stockholder or member of any Stockholder provided that the Company is given advance written notice of such transfer.
          4.9 Amendments and Waivers. This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Stockholders holding Common Stock representing at least a majority of the voting power of all Common Stock then held by Stockholders. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Stockholder without the written consent of such Stockholder unless such amendment, termination or waiver applies to all Stockholders in the same fashion. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 4.9 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.
     4.10 Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

          4.11 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.
          4.12 Section Headings and References. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this Agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.
* * * * *

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first written above.

COMPANY: WCA WASTE CORPORATION
By:	\s\ Jerome M. Kruszka
	Name:	Jerome M. Kruszka
	Title:	President & Chief Operating Officer

STOCKHOLDERS: EWS HOLDINGS, LLC
By:	\s\ Justin Kaplan
	Name:	Justin Kaplan
	Title:	Vice President and Secretary
Registration Rights Agreement Signature Page

Exhibit A
List of Stockholders

NAME	ADDRESS	REGISTRABLE SHARES
EWS Holdings, LLC	c/o BNY Mellon Alcentra Mezzanine Partners	2,409,639
	200 Park Avenue, 7th Floor
	New York, New York 10116
	Attn: Justin M. Kaplan
	Phone: (212) 922-8071
	Fax: (212) 922-8529

A-1